                                                                     EXHIBIT 4.1

COMMON STOCK                [LOGO OF GEOCITIES]                     COMMON STOCK


INCORPORATED UNDER THE                                          SEE REVERSE FOR
LAWS OF THE STATE OF                                            CERTAIN
DELAWARE                                                        DEFINITIONS
                                                               CUSIP 37247V 10 6


     This Certifies that
                        --------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
is the record holder of
                        --------------------------------------------------------
--------------------------------------------------------------------------------
   FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF
                                   GEOCITIES
transferable on the books of the Corporation in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar.
   WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers
   Dated:


/s/                                                 /s/
                              [SEAL OF GEOCITIES]
CHAIRMAN OF THE BOARD                               PRESIDENT AND CHIEF
AND SECRETARY                                       EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
  U.S. STOCK TRANSFER CORPORATION
             TRANSFER AGENT AND REGISTRAR
BY
                     AUTHORIZED SIGNATURE

   The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

   KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM    --  as tenants in common                UNIF GIFT MIN ACT --  ............. Custodian .............
TEN ENT    --  as tenants by the entireties                                  (Cust)                 (Minor)
JT TEN     --  as joint tenants with right of                            under Uniform Gifts to Minors
               survivorship and not as tenants                           Act..................................
               in common                                                              (State)
COM PROP   --  as community property               UNIF TRF MIN ACT  --  .......... Custodian (until age ....)
                                                                           (Cust)
                                                                         ..............under Uniform Transfers
                                                                         to Minors Act .......................
                                                                                              (State)

    Additional abbreviations may also be used though not in the above list.

   For Value Received, _____________________________ hereby sell(s), assign(s)
and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________
|                                      |
|                                      |
|______________________________________|


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


__________________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________attorney-in-fact to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated________________________
                                   _____________________________________________
                          NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature Guaranteed




__________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.